Exhibit 99.1

Bank of Hawai‘i Corporation Second Quarter 2024 Financial Results

•
Diluted Earnings Per Common Share $0.81
•
Net Income $34.1 Million
•
Net Interest Margin 2.15%
•
Board of Directors Declares Dividend of $0.70 Per Common Share
•
Industry-wide FDIC Special Assessment Resulted in a $2.6 Million Non-Recurring Charge in the Second Quarter of 2024
•
Raised $165 million in connection with preferred stock offering in late June

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 22, 2024) -- Bank of Hawai‘i Corporation (NYSE: BOH) today reported diluted earnings per common share of $0.81 for the second quarter of 2024, compared with diluted earnings per common share of $0.87 in the previous quarter and $1.12 in the same quarter of 2023. An industry-wide FDIC Special Assessment resulted in a $2.6 million one-time charge in the second quarter of 2024 which negatively impacted diluted earnings per common share by $0.05. Net income for the second quarter of 2024 was $34.1 million, down 6.3% from the previous quarter and down 26.0% from the same quarter of 2023. The return on average common equity for the second quarter of 2024 was 10.41% compared with 11.20% in the previous quarter and 14.95% in the same quarter of 2023.

“Bank of Hawai‘i delivered strong financial results in the second quarter of 2024,” said Peter Ho, Chairman and CEO. “Credit quality remained exceptional with non-performing assets of 0.11% at quarter end and net charge-offs of 0.10% during the quarter. Our net interest margin increased by 4 basis points as we continued to benefit from cashflows repricing. Our core noninterest income remained steady while core noninterest expense increased by 2.0%. Average deposits were down by 0.9% and average loans were down modestly. Finally, we successfully closed a preferred stock offering in late June, strengthening our already strong capital levels.”

Financial Highlights

Net interest income for the second quarter of 2024 was $114.8 million, an increase of 0.8% from the previous quarter and a decrease of 7.6% from the same quarter of 2023. Net interest margin was 2.15% in the second quarter of 2024, an increase of 4 basis points from the previous quarter and a decrease of 7 basis points from the same quarter of 2023. The increases from the prior quarter were primarily due to higher earning asset yields, partially offset by higher funding costs. The decreases from the same period in 2023 were primarily due to higher funding costs, partially offset by higher earning asset yields.

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Bank of Hawai‘i Corporation Second Quarter 2024 Financial Results	Page 2

The average yield on loans and leases was 4.76% in the second quarter of 2024, up 13 basis points from the prior quarter and up 57 basis points from the same quarter of 2023. The average yield on total earning assets was 3.99% in the second quarter of 2024, up 10 basis points from the prior quarter and up 43 basis points from the same quarter of 2023. The average cost of interest-bearing deposits was 2.46% in the second quarter of 2024, up 7 basis points from the prior quarter and up 92 basis points from the same quarter of 2023. The average cost of total deposits, including noninterest-bearing deposits, was 1.81%, up 7 basis points from the prior quarter and up 73 basis points from the same quarter of 2023. The changes in yields and rates over the linked quarter and year over year period reflected deposit mix shift and repricing.

Noninterest income was $42.1 million in the second quarter of 2024, a decrease of 0.5% from the previous quarter and a decrease of 2.7% from the same period in 2023. Noninterest income in the second quarter of 2023 included $1.5 million from the sale of a low-income housing tax credit investment. Adjusted for this item, noninterest income increased by 0.9% from adjusted noninterest income in the same period in 2023.

Noninterest expense was $109.2 million in the second quarter of 2024, an increase of 3.2% from the previous quarter and an increase of 5.0% from the same quarter of 2023. As discussed above, noninterest expense in the second quarter of 2024 included an industry-wide FDIC Special Assessment of $2.6 million, as well as separation expenses of $0.8 million, while noninterest expense in the first quarter of 2024 included seasonal payroll expenses of approximately $2.2 million and separation expenses of $0.5 million. Adjusted noninterest expense in the second quarter of 2024 was $105.9 million, up 2.6% from adjusted noninterest expense in the previous quarter and up 1.8% from the same period in 2023.

The effective tax rate for the second quarter of 2024 was 24.77% compared with 24.76% in the previous quarter and 24.57% during the same quarter of 2023.

Asset Quality

The Company’s overall asset quality remained strong during the second quarter of 2024. Provision for credit losses for the second quarter of 2024 was $2.4 million compared with $2.0 million in the previous quarter and $2.5 million in the same quarter of 2023.

Total non-performing assets were $15.2 million at June 30, 2024, up $3.3 million from March 31, 2024 and up $3.7 million from June 30, 2023. Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.11% at the end of the quarter, an increase of 2 basis points from the end of the prior quarter and an increase of 3 basis points from the same quarter of 2023.

Net loan and lease charge-offs during the second quarter of 2024 were $3.4 million or 10 basis points annualized of total average loans and leases outstanding. Net loan and lease charge-offs for the second quarter of 2024 were comprised of charge-offs of $4.8 million partially offset by recoveries of $1.4 million. Compared to the prior quarter, net loan and lease charge-offs increased by $1.1 million or 3 basis points annualized on total average loans and leases outstanding. Compared to the same quarter of 2023, net loan and lease charge-offs increased by $2.0 million or 6 basis points annualized on total average loans and leases outstanding.

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Bank of Hawai‘i Corporation Second Quarter 2024 Financial Results	Page 3

The allowance for credit losses on loans and leases was $147.5 million at June 30, 2024, a decrease of $0.2 million from March 31, 2024 and an increase of $2.1 million from June 30, 2023. The ratio of the allowance for credit losses to total loans and leases outstanding was 1.07% at the end of the quarter, flat from the end of the prior quarter and up 3 basis points from the same quarter of 2023.

Balance Sheet

Total assets were $23.3 billion at June 30, 2024, a decrease of 0.5% from March 31, 2024 and a decrease of 6.6% from June 30, 2023. The decrease from the prior quarter was primarily due to decreases in investment securities and funds sold partially offset by an increase in cash and due from banks. The decrease from the same period in 2023 was primarily due to decreases in our investment securities and funds sold.

The investment securities portfolio was $7.1 billion at June 30, 2024, a decrease of 2.1% from March 31, 2024 and a decrease of 9.6% from June 30, 2023. This linked quarter decrease was primarily due to cashflows from the portfolio not being reinvested into securities. The decrease from the same quarter of 2023 was due to the sale of $159.1 million of investment securities in the third quarter of 2023, as well as cashflows from the portfolio not being reinvested into securities. The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises

Total loans and leases were $13.8 billion at June 30, 2024, a decrease of 0.2% from March 31, 2024 and a decrease of 0.6% from June 30, 2023. Total commercial loans were $5.8 billion at June 30, 2024, an increase of 0.7% from the prior quarter and an increase of 3.6% from the same quarter of 2023. The increase from the prior quarter was primarily due to increases in commercial mortgage and commercial and industrial portfolios. The increase from the same period in 2023 was primarily due to increases in our commercial and industrial and construction portfolios, partially offset by a decrease in commercial mortgage. Total consumer loans were $8.0 billion at June 30, 2024, a decrease of 0.8% from the prior quarter and a decrease of 3.5% from the same period in 2023. The decreases were primarily due to decreases in our residential mortgage, home equity and automobile portfolios.

Total deposits were $20.4 billion at June 30, 2024, a decrease of 1.3% from March 31, 2024 and a decrease of 0.5% from June 30, 2023. Noninterest-bearing deposits made up 26% of total deposit balances at June 30, 2024, down from 27% at March 31, 2024 and down from 29% at June 30, 2023. Average total deposits were $20.4 billion for the second quarter of 2024, down 0.9% from $20.5 billion in the prior quarter and up 1.7% from $20.0 billion in the second quarter of 2023. Insured and uninsured but collateralized deposits represented 59% of total deposit balances at June 30, 2024, up from 58% at March 31, 2024 and down from 61% at June 30, 2023. At the end of the quarter, our readily available liquidity of $10.0 billion exceeded total uninsured and uncollateralized deposits.

Capital and Dividends

The Company’s capital levels increased quarter over quarter and remain well above regulatory well-capitalized minimums.

In the second quarter of 2024, the Company issued $165 million of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, at a rate of 8.000%. The Company received net proceeds from the offering of $160.6 million after issuance cost.

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Bank of Hawai‘i Corporation Second Quarter 2024 Financial Results	Page 4

The Tier 1 Capital Ratio was 13.99% at June 30, 2024 compared with 12.74% at March 31, 2024 and 12.21% at June 30, 2023. The Tier 1 Leverage Ratio was 8.37% at June 30, 2024, up 75 basis points from 7.62% at March 31, 2024 and up 116 basis points from 7.21% at June 30, 2023. The increases were primarily due to higher Tier 1 capital as a result of the Series B Preferred Stock offering, discussed above, retained earnings growth and decreases in risk-weighted assets and average total assets.

No shares of common stock were repurchased under the share repurchase program in the second quarter of 2024. Total remaining buyback authority under the share repurchase program was $126.0 million at June 30, 2024.

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares. The dividend will be payable on September 16, 2024 to shareholders of record at the close of business on August 30, 2024.

On July 8, 2024, the Company announced that the Board of Directors declared a quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, and a quarterly dividend payment of $8.89 per share, equivalent to $0.2223 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B. The depositary shares representing the Series A Preferred Stock and Series B Preferred Stock are traded on the NYSE under the symbol “BOH.PRA” and “BOH.PRB”, respectively. The dividends on the Series A Preferred Stock and Series B Preferred Stock will be payable on August 1, 2024 to shareholders of record of the preferred stock as of the close of business on July 18, 2024.

Conference Call Information

The Company will review its second quarter financial results today at 8:00 a.m. Hawai‘i Time (2:00 p.m. Eastern Time). The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawai‘i Corporation's website, www.boh.com. The webcast can be accessed via the link: https://register.vevent.com/register/BI199e7796d16b4ac8844dd7c346201625. A replay of the conference call will be available for one year beginning approximately 11:00 a.m. Hawai‘i Time on Monday, July 22, 2024. The replay will be available on the Company's website, www.boh.com.

Investor Announcements

Investors and others should note that the Company intends to announce financial and other information to the Company’s investors using the Company’s investor relations website at https://ir.boh.com, social media channels, press releases, SEC filings and public conference calls and webcasts, all for purposes of complying with the Company’s disclosure obligations under Regulation FD. Accordingly, investors should monitor these channels, as information is updated, and new information is posted.

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Bank of Hawai‘i Corporation Second Quarter 2024 Financial Results	Page 5

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawai‘i Corporation's Annual Report on Form 10-K for the year ended December 31, 2023 and its Form 10-Q for fiscal quarter ended March 31, 2024, which were filed with the U.S. Securities and Exchange Commission. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawai‘i Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawai‘i and the West Pacific. The Company's principal subsidiary, Bank of Hawai‘i, was founded in 1897. For more information about Bank of Hawai‘i Corporation, see the Company’s website, www.boh.com. Bank of Hawai‘i Corporation is a trade name of Bank of Hawaii Corporation.

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Bank of Hawai‘i Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2024	2024	2023	2024	2023
For the Period:
Operating Results
Net Interest Income	$114,846	$113,938	$124,348	$228,784	$260,303
Provision for Credit Losses	2,400	2,000	2,500	4,400	4,500
Total Noninterest Income	42,087	42,285	43,255	84,372	83,992
Total Noninterest Expense	109,226	105,859	104,036	215,085	215,955
Pre-Provision Net Revenue	47,707	50,364	63,567	98,071	128,340
Net Income	34,083	36,391	46,061	70,474	92,903
Net Income Available to Common Shareholders [1]	32,114	34,422	44,092	66,536	88,965
Basic Earnings Per Common Share	0.81	0.87	1.12	1.69	2.27
Diluted Earnings Per Common Share	0.81	0.87	1.12	1.68	2.26
Dividends Declared Per Common Share	0.70	0.70	0.70	1.40	1.40

Performance Ratios
Return on Average Assets	0.59%	0.63%	0.77%	0.61%	0.78%
Return on Average Shareholders' Equity	9.53	10.34	13.55	9.93	13.90
Return on Average Common Equity	10.41	11.20	14.95	10.81	15.36
Efficiency Ratio [2]	69.60	67.76	62.07	68.68	62.72
Net Interest Margin [3]	2.15	2.11	2.22	2.13	2.34
Dividend Payout Ratio [4]	86.42	80.46	62.50	82.84	61.67
Average Shareholders' Equity to Average Assets	6.22	6.08	5.65	6.15	5.62

Average Balances
Average Loans and Leases	$13,831,797	$13,868,800	$13,876,754	$13,850,299	$13,797,559
Average Assets	23,145,107	23,281,566	24,114,443	23,213,336	23,990,649
Average Deposits	20,358,393	20,543,640	20,018,601	20,451,017	20,223,603
Average Shareholders' Equity	1,438,476	1,416,102	1,363,059	1,427,289	1,348,057

Per Share of Common Stock
Book Value	$31.91	$31.62	$29.66	$31.91	$29.66
Tangible Book Value	31.12	30.83	28.87	31.12	28.87
Market Value
Closing	57.21	62.39	41.23	57.21	41.23
High	62.53	73.73	52.37	73.73	81.73
Low	54.50	58.38	30.83	54.50	30.83

		June 30,	March 31,	December 31,	June 30,
		2024	2024	2023	2023
As of Period End:
Balance Sheet Totals
Loans and Leases		$13,831,266	$13,853,837	$13,965,026	$13,914,889
Total Assets		23,300,768	23,420,860	23,733,296	24,947,936
Total Deposits		20,408,502	20,676,586	21,055,045	20,508,615
Other Debt		560,136	560,163	560,190	1,760,243
Total Shareholders' Equity		1,612,849	1,435,977	1,414,242	1,358,279

Asset Quality
Non-Performing Assets		$15,179	$11,838	$11,747	$11,477
Allowance for Credit Losses - Loans and Leases		147,477	147,664	146,403	145,367
Allowance to Loans and Leases Outstanding [5]		1.07%	1.07%	1.05%	1.04%

Capital Ratios [6]
Common Equity Tier 1 Capital Ratio		11.59%	11.50%	11.33%	11.00%
Tier 1 Capital Ratio		13.99	12.74	12.56	12.21
Total Capital Ratio		15.05	13.81	13.60	13.24
Tier 1 Leverage Ratio		8.37	7.62	7.51	7.21
Total Shareholders' Equity to Total Assets		6.92	6.13	5.96	5.44
Tangible Common Equity to Tangible Assets [7]		5.31	5.24	5.07	4.60
Tangible Common Equity to Risk-Weighted Assets [7]		8.82	8.70	8.45	7.97

Non-Financial Data
Full-Time Equivalent Employees		1,910	1,891	1,899	2,025
Branches		50	50	51	51
ATMs		317	315	318	320

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[3] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[4] Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[5] The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[6] Regulatory capital ratios as of June 30, 2024 are preliminary.
[7] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.
Tangible common equity is defined by the Company as common shareholders' equity minus goodwill. See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawai‘i Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures				Table 2
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2024	2024	2023	2023

Total Shareholders' Equity	$1,612,849	$1,435,977	$1,414,242	$1,358,279
Less: Preferred Stock	345,000	180,000	180,000	180,000
Goodwill	31,517	31,517	31,517	31,517
Tangible Common Equity	$1,236,332	$1,224,460	$1,202,725	$1,146,762

Total Assets	$23,300,768	$23,420,860	$23,733,296	$24,947,936
Less: Goodwill	31,517	31,517	31,517	31,517
Tangible Assets	$23,269,251	$23,389,343	$23,701,779	$24,916,419

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [1]	$14,021,387	$14,071,841	$14,226,780	$14,391,943

Total Shareholders' Equity to Total Assets	6.92%	6.13%	5.96%	5.44%
Tangible Common Equity to Tangible Assets (Non-GAAP)	5.31%	5.24%	5.07%	4.60%

Tier 1 Capital Ratio [1]	13.99%	12.74%	12.56%	12.21%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	8.82%	8.70%	8.45%	7.97%

[1] Regulatory capital ratios as of June 30, 2024 are preliminary.

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2024	2024	2023	2024	2023
Interest Income
Interest and Fees on Loans and Leases	$163,208	$159,336	$144,541	$322,544	$281,042
Income on Investment Securities
Available-for-Sale	21,468	21,757	23,301	43,225	47,194
Held-to-Maturity	21,595	22,136	23,375	43,731	47,323
Deposits	25	30	18	55	45
Funds Sold	6,114	6,127	6,395	12,241	9,761
Other	1,120	970	2,121	2,090	2,718
Total Interest Income	213,530	210,356	199,751	423,886	388,083
Interest Expense
Deposits	91,542	89,056	53,779	180,598	91,573
Securities Sold Under Agreements to Repurchase	1,180	1,443	5,436	2,623	10,813
Funds Purchased	44	-	184	44	888
Short-Term Borrowings	-	-	2,510	-	5,713
Other Debt	5,918	5,919	13,494	11,837	18,793
Total Interest Expense	98,684	96,418	75,403	195,102	127,780
Net Interest Income	114,846	113,938	124,348	228,784	260,303
Provision for Credit Losses	2,400	2,000	2,500	4,400	4,500
Net Interest Income After Provision for Credit Losses	112,446	111,938	121,848	224,384	255,803
Noninterest Income
Trust and Asset Management	12,223	11,189	11,215	23,412	21,905
Mortgage Banking	1,028	951	1,176	1,979	2,180
Service Charges on Deposit Accounts	7,730	7,947	7,587	15,677	15,324
Fees, Exchange, and Other Service Charges	13,769	14,123	14,150	27,892	27,958
Investment Securities Losses, Net	(1,601)	(1,497)	(1,310)	(3,098)	(3,102)
Annuity and Insurance	1,583	1,046	1,038	2,629	2,309
Bank-Owned Life Insurance	3,396	3,356	2,876	6,752	5,718
Other	3,959	5,170	6,523	9,129	11,700
Total Noninterest Income	42,087	42,285	43,255	84,372	83,992
Noninterest Expense
Salaries and Benefits	57,033	58,215	56,175	115,248	121,263
Net Occupancy	10,559	10,456	9,991	21,015	19,863
Net Equipment	10,355	10,103	10,573	20,458	20,948
Data Processing	4,745	4,770	4,599	9,515	9,182
Professional Fees	4,929	4,677	4,651	9,606	8,534
FDIC Insurance	7,170	3,614	3,173	10,784	6,407
Other	14,435	14,024	14,874	28,459	29,758
Total Noninterest Expense	109,226	105,859	104,036	215,085	215,955
Income Before Provision for Income Taxes	45,307	48,364	61,067	93,671	123,840
Provision for Income Taxes	11,224	11,973	15,006	23,197	30,937
Net Income	$34,083	$36,391	$46,061	$70,474	$92,903
Preferred Stock Dividends	1,969	1,969	1,969	3,938	3,938
Net Income Available to Common Shareholders	$32,114	$34,422	$44,092	$66,536	$88,965
Basic Earnings Per Common Share	$0.81	$0.87	$1.12	$1.69	$2.27
Diluted Earnings Per Common Share	$0.81	$0.87	$1.12	$1.68	$2.26
Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$1.40	$1.40
Basic Weighted Average Common Shares	39,450,551	39,350,390	39,241,559	39,400,452	39,259,279
Diluted Weighted Average Common Shares	39,618,705	39,626,463	39,317,521	39,618,774	39,382,359

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2024	2024	2023	2024	2023
Net Income	$34,083	$36,391	$46,061	$70,474	$92,903
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	9,052	12,938	(18,217)	21,990	11,059
Defined Benefit Plans	168	169	84	337	168
Other Comprehensive Income (Loss), Net of Tax:	9,220	13,107	(18,133)	22,327	11,227
Comprehensive Income	$43,303	$49,498	$27,928	$92,801	$104,130

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Condition				Table 5
	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2024	2024	2023	2023
Assets
Interest-Bearing Deposits in Other Banks	$3,259	$2,742	$2,761	$2,261
Funds Sold	624,089	673,489	690,112	1,273,109
Investment Securities
Available-for-Sale	2,298,092	2,352,051	2,408,933	2,666,723
Held-to-Maturity (Fair Value of $4,002,122; $4,104,622; $4,253,637; and $4,411,003)	4,812,954	4,913,457	4,997,335	5,202,698
Loans Held for Sale	2,664	2,182	3,124	3,359
Loans and Leases	13,831,266	13,853,837	13,965,026	13,914,889
Allowance for Credit Losses	(147,477)	(147,664)	(146,403)	(145,367)
Net Loans and Leases	13,683,789	13,706,173	13,818,623	13,769,522
Total Earning Assets	21,424,847	21,650,094	21,920,888	22,917,672
Cash and Due from Banks	297,990	215,290	308,071	398,072
Premises and Equipment, Net	192,319	192,486	194,855	200,297
Operating Lease Right-of-Use Assets	84,757	85,501	86,110	89,286
Accrued Interest Receivable	67,554	67,887	66,525	64,720
Foreclosed Real Estate	2,672	2,672	2,098	1,040
Mortgage Servicing Rights	19,954	20,422	20,880	21,626
Goodwill	31,517	31,517	31,517	31,517
Bank-Owned Life Insurance	470,708	468,206	462,894	456,889
Other Assets	708,450	686,785	639,458	766,817
Total Assets	$23,300,768	$23,420,860	$23,733,296	$24,947,936

Liabilities
Deposits
Noninterest-Bearing Demand	$5,371,593	$5,542,930	$6,058,554	$5,968,344
Interest-Bearing Demand	3,928,295	3,823,224	3,749,717	4,119,166
Savings	8,207,902	8,231,245	8,189,472	7,756,426
Time	2,900,712	3,079,187	3,057,302	2,664,679
Total Deposits	20,408,502	20,676,586	21,055,045	20,508,615
Securities Sold Under Agreements to Repurchase	100,490	150,490	150,490	725,490
Other Debt	560,136	560,163	560,190	1,760,243
Operating Lease Liabilities	93,364	94,104	94,693	97,768
Retirement Benefits Payable	23,142	23,365	23,673	26,434
Accrued Interest Payable	37,278	37,081	41,023	26,737
Taxes Payable	5,289	7,378	7,636	132
Other Liabilities	459,718	435,716	386,304	444,238
Total Liabilities	21,687,919	21,984,883	22,319,054	23,589,657
Shareholders' Equity
Preferred Stock (Series A, $.01 par value; authorized 180,000 shares issued and outstanding)	180,000	180,000	180,000	180,000
Preferred Stock (Series B, $.01 par value; authorized 165,000 shares issued and outstanding)	165,000	-	-	-
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: June 30, 2024 - 58,765,907 / 39,729,941;
March 31, 2024 - 58,753,708 / 39,720,724; December 31, 2023 - 58,755,465 / 39,753,138;
and June 30, 2023 - 58,771,036 / 39,725,348)	585	584	583	583
Capital Surplus	639,841	640,663	636,422	628,202
Accumulated Other Comprehensive Loss	(374,361)	(383,581)	(396,688)	(423,431)
Retained Earnings	2,119,140	2,114,729	2,107,569	2,091,289
Treasury Stock, at Cost (Shares: June 30, 2024 - 19,035,966; March 31, 2024 - 19,032,984;
December 31, 2023 - 19,002,327; and June 30, 2023 - 19,045,688)	(1,117,356)	(1,116,418)	(1,113,644)	(1,118,364)
Total Shareholders' Equity	1,612,849	1,435,977	1,414,242	1,358,279
Total Liabilities and Shareholders' Equity	$23,300,768	$23,420,860	$23,733,296	$24,947,936

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity											Table 6
								Accumulated
	Preferred		Preferred					Other
	Shares	Preferred	Shares	Preferred	Common			Comprehensive
	Series A	Series A	Series B	Series B	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands)	Outstanding	Stock	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2023	180,000	$180,000	-	$-	39,753,138	$583	$636,422	$(396,688)	$2,107,569	$(1,113,644)	$1,414,242
Net Income	-	-	-	-	-	-	-	-	70,474	-	70,474
Other Comprehensive Income	-	-	-	-	-	-	-	22,327	-	-	22,327
Share-Based Compensation	-	-	-	-	-	-	7,505	-	-	-	7,505
Preferred Stock Issued, Net	-	-	165,000	165,000	-	-	(4,386)	-	-	-	160,614
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	-	-	57,972	2	300	-	1,152	1,283	2,737
Common Stock Repurchased	-	-	-	-	(81,169)	-	-	-	-	(4,995)	(4,995)
Cash Dividends Declared Common Stock ($1.40 per share)	-	-	-	-	-	-	-	-	(56,117)	-	(56,117)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	-	-	(3,938)	-	(3,938)
Balance as of June 30, 2024	180,000	$180,000	165,000	$165,000	39,729,941	$585	$639,841	$(374,361)	$2,119,140	$(1,117,356)	$1,612,849

Balance as of December 31, 2022	180,000	$180,000	-	$-	39,835,750	$582	$620,578	$(434,658)	$2,055,912	$(1,105,419)	$1,316,995
Net Income	-	-	-	-	-	-	-	-	92,903	-	92,903
Other Comprehensive Income	-	-	-	-	-	-	-	11,227	-	-	11,227
Share-Based Compensation	-	-	-	-	-	-	7,672	-	-	-	7,672
Common Stock Issued under Purchase and
Equity Compensation Plans	-	-	-	-	94,765	1	(48)	-	2,286	986	3,225
Common Stock Repurchased	-	-	-	-	(205,167)	-	-	-	-	(13,931)	(13,931)
Cash Dividends Declared Common Stock ($1.40 per share)	-	-	-	-	-	-	-	-	(55,874)	-	(55,874)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	-	-	(3,938)	-	(3,938)
Balance as of June 30, 2023	180,000	$180,000	-	$-	39,725,348	$583	$628,202	$(423,431)	$2,091,289	$(1,118,364)	$1,358,279

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2024			March 31, 2024			June 30, 2023
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$4.3	$-	2.40%	$4.8	$-	2.51%	$5.1	$-	1.48%
Funds Sold	455.8	6.1	5.31	455.9	6.1	5.32	500.1	6.4	5.06
Investment Securities
Available-for-Sale
Taxable	2,308.3	21.5	3.73	2,380.4	21.8	3.66	2,741.1	23.2	3.39
Non-Taxable	1.6	-	2.01	1.7	-	1.99	9.6	0.1	4.40
Held-to-Maturity
Taxable	4,837.2	21.4	1.77	4,926.8	21.9	1.79	5,231.3	23.2	1.78
Non-Taxable	34.6	0.2	2.10	34.7	0.2	2.10	35.2	0.2	2.10
Total Investment Securities	7,181.7	43.1	2.40	7,343.6	43.9	2.40	8,017.2	46.7	2.33
Loans Held for Sale	1.4	-	6.30	2.2	-	6.17	2.7	-	5.50
Loans and Leases [3]
Commercial and Industrial	1,683.2	22.3	5.34	1,652.5	22.0	5.36	1,456.1	17.5	4.82
Paycheck Protection Program	9.5	0.1	2.24	10.8	-	1.40	14.5	-	1.30
Commercial Mortgage	3,723.6	51.6	5.57	3,716.6	50.5	5.46	3,814.9	49.3	5.19
Construction	321.3	6.3	7.85	307.9	5.6	7.27	246.8	3.5	5.70
Commercial Lease Financing	59.3	0.3	2.28	58.4	0.3	1.87	65.4	0.3	1.67
Residential Mortgage	4,595.2	45.6	3.97	4,649.9	45.0	3.87	4,704.0	41.2	3.50
Home Equity	2,231.7	21.8	3.92	2,250.1	21.1	3.78	2,272.3	19.0	3.35
Automobile	813.5	9.1	4.52	831.0	8.9	4.30	879.3	7.7	3.53
Other [4]	394.5	6.8	6.95	391.6	6.5	6.66	423.5	6.4	6.04
Total Loans and Leases	13,831.8	163.9	4.76	13,868.8	159.9	4.63	13,876.8	144.9	4.19
Other	62.5	1.2	7.18	62.3	1.1	6.23	94.8	2.2	8.94
Total Earning Assets	21,537.5	214.3	3.99	21,737.6	211.0	3.89	22,496.7	200.2	3.56
Cash and Due from Banks	233.4			240.8			316.6
Other Assets	1,374.2			1,303.2			1,301.1
Total Assets	$23,145.1			$23,281.6			$24,114.4

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,788.5	8.8	0.94	$3,764.2	7.7	0.82	$4,037.4	7.5	0.75
Savings	8,259.2	52.0	2.53	8,131.3	49.4	2.44	7,667.6	26.6	1.39
Time	2,935.9	30.7	4.20	3,081.1	32.0	4.18	2,296.1	19.7	3.44
Total Interest-Bearing Deposits	14,983.6	91.5	2.46	14,976.6	89.1	2.39	14,001.1	53.8	1.54
Funds Purchased	3.2	-	5.37	-	-	-	14.6	0.2	5.00
Short-Term Borrowings	-	-	5.40	-	-	-	195.2	2.5	5.09
Securities Sold Under Agreements to Repurchase	121.9	1.2	3.83	150.5	1.4	3.79	725.5	5.4	2.96
Other Debt	560.2	6.0	4.25	560.1	5.9	4.25	1,255.8	13.5	4.31
Total Interest-Bearing Liabilities	15,668.9	98.7	2.53	15,687.2	96.4	2.47	16,192.2	75.4	1.87
Net Interest Income		$115.6			$114.6			$124.8
Interest Rate Spread			1.46%			1.42%			1.69%
Net Interest Margin			2.15%			2.11%			2.22%
Noninterest-Bearing Demand Deposits	5,374.8			5,567.0			6,017.5
Other Liabilities	662.9			611.3			541.6
Shareholders' Equity	1,438.5			1,416.1			1,363.1
Total Liabilities and Shareholders' Equity	$23,145.1			$23,281.6			$24,114.4

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $774,000, $690,000, and $471,000 for the three months ended June 30, 2024, March 31, 2024, and June 30, 2023, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]					Table 7b
	Six Months Ended			Six Months Ended
	June 30, 2024			June 30, 2023
	Average	Income /	Yield /	Average	Income /	Yield /
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Interest-Bearing Deposits in Other Banks	$4.5	$0.1	2.46%	$3.4	$-	2.68%
Funds Sold	455.9	12.2	5.31	398.6	9.8	4.87
Investment Securities
Available-for-Sale
Taxable	2,344.3	43.2	3.69	2,780.4	47.0	3.40
Non-Taxable	1.7	-	2.00	9.6	0.2	4.39
Held-to-Maturity
Taxable	4,882.0	43.4	1.78	5,283.6	47.0	1.78
Non-Taxable	34.7	0.4	2.10	35.2	0.4	2.10
Total Investment Securities	7,262.7	87.0	2.40	8,108.8	94.6	2.34
Loans Held for Sale	1.8	0.1	6.22	2.1	0.1	5.42
Loans and Leases [3]
Commercial and Industrial	1,667.8	44.4	5.35	1,433.8	33.8	4.75
Paycheck Protection Program	10.2	0.1	1.79	15.7	0.1	1.86
Commercial Mortgage	3,720.1	102.1	5.52	3,776.2	94.5	5.04
Construction	314.6	11.8	7.57	263.5	7.4	5.68
Commercial Lease Financing	58.8	0.6	2.08	66.1	0.3	0.76
Residential Mortgage	4,622.6	90.7	3.92	4,685.2	81.0	3.46
Home Equity	2,240.9	42.9	3.85	2,255.9	37.2	3.33
Automobile	822.2	18.0	4.41	875.6	15.0	3.45
Other [4]	393.1	13.3	6.80	425.6	12.5	5.94
Total Loans and Leases	13,850.3	323.9	4.70	13,797.6	281.8	4.11
Other	62.4	2.0	6.70	81.0	2.7	6.70
Total Earning Assets	21,637.6	425.3	3.94	22,391.5	389.0	3.49
Cash and Due from Banks	237.1			317.8
Other Assets	1,338.6			1,281.3
Total Assets	$23,213.3			$23,990.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,776.3	16.5	0.88	$4,126.2	12.7	0.62
Savings	8,195.3	101.4	2.49	7,837.3	47.2	1.21
Time	3,008.5	62.7	4.19	2,044.4	31.7	3.12
Total Interest-Bearing Deposits	14,980.1	180.6	2.42	14,007.9	91.6	1.32
Funds Purchased	1.6	-	5.37	37.4	0.9	4.72
Short-Term Borrowings	-	-	5.40	229.9	5.7	4.94
Securities Sold Under Agreements to Repurchase	136.2	2.6	3.81	725.5	10.8	2.96
Other Debt	560.2	11.9	4.25	879.8	18.7	4.31
Total Interest-Bearing Liabilities	15,678.1	195.1	2.50	15,880.5	127.7	1.62
Net Interest Income		$230.2			$261.3
Interest Rate Spread			1.44%			1.87%
Net Interest Margin			2.13%			2.34%
Noninterest-Bearing Demand Deposits	5,470.9			6,215.7
Other Liabilities	637.0			546.3
Shareholders' Equity	1,427.3			1,348.1
Total Liabilities and Shareholders' Equity	$23,213.3			$23,990.6

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1,464,000 and $966,000 for the six months ended June 30, 2024 and June 30, 2023, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
[4] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended June 30, 2024
	Compared to March 31, 2024
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Investment Securities
Available-for-Sale
Taxable	$(0.7)	$0.4	$(0.3)
Held-to-Maturity
Taxable	(0.4)	(0.1)	(0.5)
Total Investment Securities	(1.1)	0.3	(0.8)
Loans and Leases
Commercial and Industrial	0.4	(0.1)	0.3
Paycheck Protection Program	0.1	-	0.1
Commercial Mortgage	0.1	1.0	1.1
Construction	0.2	0.5	0.7
Residential Mortgage	(0.5)	1.1	0.6
Home Equity	(0.2)	0.9	0.7
Automobile	(0.2)	0.4	0.2
Other [2]	-	0.3	0.3
Total Loans and Leases	(0.1)	4.1	4.0
Other	-	0.1	0.1
Total Change in Interest Income	(1.2)	4.5	3.3

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	1.1	1.1
Savings	0.8	1.8	2.6
Time	(1.5)	0.2	(1.3)
Total Interest-Bearing Deposits	(0.7)	3.1	2.4
Securities Sold Under Agreements to Repurchase	(0.2)	-	(0.2)
Other Debt	-	0.1	0.1
Total Change in Interest Expense	(0.9)	3.2	2.3

Change in Net Interest Income	$(0.3)	$1.3	$1.0

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended June 30, 2024
	Compared to June 30, 2023
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$(0.6)	$0.3	$(0.3)
Investment Securities
Available-for-Sale
Taxable	(3.9)	2.2	(1.7)
Non-Taxable	(0.1)	-	(0.1)
Held-to-Maturity
Taxable	(1.7)	(0.1)	(1.8)
Total Investment Securities	(5.7)	2.1	(3.6)
Loans and Leases
Commercial and Industrial	2.8	2.0	4.8
Paycheck Protection Program	0.1	-	0.1
Commercial Mortgage	(1.2)	3.5	2.3
Construction	1.2	1.6	2.8
Commercial Lease Financing	(0.1)	0.1	-
Residential Mortgage	(1.0)	5.4	4.4
Home Equity	(0.3)	3.1	2.8
Automobile	(0.6)	2.0	1.4
Other [2]	(0.5)	0.9	0.4
Total Loans and Leases	0.4	18.6	19.0
Other	(0.6)	(0.4)	(1.0)
Total Change in Interest Income	(6.5)	20.6	14.1

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.5)	1.8	1.3
Savings	2.2	23.2	25.4
Time	6.1	4.9	11.0
Total Interest-Bearing Deposits	7.8	29.9	37.7
Funds Purchased	(0.2)	-	(0.2)
Short-Term Borrowings	(2.6)	0.1	(2.5)
Securities Sold Under Agreements to Repurchase	(5.5)	1.3	(4.2)
Other Debt	(7.4)	(0.1)	(7.5)
Total Change in Interest Expense	(7.9)	31.2	23.3

Change in Net Interest Income	$1.4	$(10.6)	$(9.2)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Six Months Ended June 30, 2024
	Compared to June 30, 2023
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Interest-Bearing Deposits in Other Banks	$0.1	$-	$0.1
Funds Sold	1.4	1.0	2.4
Investment Securities
Available-for-Sale
Taxable	(7.7)	3.9	(3.8)
Non-Taxable	(0.1)	(0.1)	(0.2)
Held-to-Maturity
Taxable	(3.6)	-	(3.6)
Total Investment Securities	(11.4)	3.8	(7.6)
Loans and Leases
Commercial and Industrial	5.9	4.7	10.6
Commercial Mortgage	(1.4)	9.0	7.6
Construction	1.6	2.8	4.4
Commercial Lease Financing	-	0.3	0.3
Residential Mortgage	(1.1)	10.8	9.7
Home Equity	(0.2)	5.9	5.7
Automobile	(1.0)	4.0	3.0
Other [2]	(1.0)	1.8	0.8
Total Loans and Leases	2.8	39.3	42.1
Other	(0.6)	(0.1)	(0.7)
Total Change in Interest Income	(7.7)	44.0	36.3

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(1.2)	5.0	3.8
Savings	2.3	51.9	54.2
Time	18.0	13.0	31.0
Total Interest-Bearing Deposits	19.1	69.9	89.0
Funds Purchased	(1.0)	0.1	(0.9)
Short-Term Borrowings	(6.2)	0.5	(5.7)
Securities Sold Under Agreements to Repurchase	(10.7)	2.5	(8.2)
Other Debt	(6.6)	(0.2)	(6.8)
Total Change in Interest Expense	(5.4)	72.8	67.4

Change in Net Interest Income	$(2.3)	$(28.8)	$(31.1)

[1] The change in interest income and expense not solely due to changes in volume or rate has been allocated on a pro-rata basis to the volume and rate columns.
[2] Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2024	2024	2023	2024	2023
Salaries	$38,662	$38,031	$37,962	$76,693	$76,579
Incentive Compensation	3,109	3,090	2,984	6,199	6,981
Share-Based Compensation	3,296	3,799	4,096	7,095	7,255
Commission Expense	939	572	775	1,511	1,422
Retirement and Other Benefits	3,961	4,299	3,489	8,260	9,377
Payroll Taxes	3,070	4,730	3,310	7,800	9,158
Medical, Dental, and Life Insurance	3,211	3,212	3,568	6,423	7,432
Separation Expense	785	482	(9)	1,267	3,059
Total Salaries and Benefits	$57,033	$58,215	$56,175	$115,248	$121,263

Bank of Hawai‘i Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2024	2024	2023	2023	2023
Commercial
Commercial and Industrial	$1,691,441	$1,669,482	$1,652,699	$1,569,572	$1,502,676
Paycheck Protection Program	7,997	10,177	11,369	12,529	13,789
Commercial Mortgage	3,741,140	3,715,032	3,749,016	3,784,339	3,796,769
Construction	315,571	323,069	304,463	251,507	236,428
Lease Financing	59,388	57,817	59,939	61,522	62,779
Total Commercial	5,815,537	5,775,577	5,777,486	5,679,469	5,612,441
Consumer
Residential Mortgage	4,595,586	4,616,900	4,684,171	4,699,140	4,721,976
Home Equity	2,221,073	2,240,946	2,264,827	2,285,974	2,278,105
Automobile	806,240	825,854	837,830	856,113	878,767
Other [1]	392,830	394,560	400,712	398,795	423,600
Total Consumer	8,015,729	8,078,260	8,187,540	8,240,022	8,302,448
Total Loans and Leases	$13,831,266	$13,853,837	$13,965,026	$13,919,491	$13,914,889
[1] Comprised of other revolving credit, installment, and lease financing.

Deposits
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2024	2024	2023	2023	2023
Consumer	$10,382,432	$10,429,004	$10,319,809	$10,036,261	$10,018,931
Commercial	7,995,618	8,323,330	8,601,224	8,564,536	8,019,971
Public and Other	2,030,452	1,924,252	2,134,012	2,201,512	2,469,713
Total Deposits	$20,408,502	$20,676,586	$21,055,045	$20,802,309	$20,508,615

Average Deposits
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2024	2024	2023	2023	2023
Consumer	$10,379,724	$10,313,730	$10,092,727	$9,963,690	$9,977,239
Commercial	8,188,685	8,334,540	8,581,426	8,288,891	8,138,358
Public and Other	1,789,984	1,895,370	2,029,917	2,239,501	1,903,004
Total Deposits	$20,358,393	$20,543,640	$20,704,070	$20,492,082	$20,018,601

Bank of Hawai‘i Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2024	2024	2023	2023	2023
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$3,681	$13	$39	$43	$17
Commercial Mortgage	2,601	2,714	2,884	2,996	3,107
Total Commercial	6,282	2,727	2,923	3,039	3,124
Consumer
Residential Mortgage	2,998	3,199	2,935	3,706	3,504
Home Equity	3,227	3,240	3,791	3,734	3,809
Total Consumer	6,225	6,439	6,726	7,440	7,313
Total Non-Accrual Loans and Leases	12,507	9,166	9,649	10,479	10,437
Foreclosed Real Estate	2,672	2,672	2,098	1,040	1,040
Total Non-Performing Assets	$15,179	$11,838	$11,747	$11,519	$11,477

Accruing Loans and Leases Past Due 90 Days or More
Consumer
Residential Mortgage	$4,524	$3,378	$3,814	$3,519	$3,560
Home Equity	2,025	1,580	1,734	2,172	2,022
Automobile	568	517	399	393	577
Other [1]	733	872	648	643	633
Total Consumer	7,850	6,347	6,595	6,727	6,792
Total Accruing Loans and Leases Past Due 90 Days or More	$7,850	$6,347	$6,595	$6,727	$6,792
Total Loans and Leases	$13,831,266	$13,853,837	$13,965,026	$13,919,491	$13,914,889

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.09%	0.07%	0.07%	0.08%	0.08%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.11%	0.09%	0.08%	0.08%	0.08%

Ratio of Non-Performing Assets to Total Assets	0.07%	0.05%	0.05%	0.05%	0.04%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.11%	0.05%	0.05%	0.05%	0.06%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.11%	0.11%	0.11%	0.10%	0.10%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.17%	0.13%	0.13%	0.13%	0.13%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$11,838	$11,747	$11,519	$11,477	$12,124
Additions	5,257	1,652	2,683	1,318	1,116
Reductions
Payments	(844)	(921)	(2,018)	(1,017)	(226)
Return to Accrual Status	(1,018)	(617)	(437)	(259)	(1,527)
Charge-offs / Write-downs	(54)	(23)	-	-	(10)
Total Reductions	(1,916)	(1,561)	(2,455)	(1,276)	(1,763)
Balance at End of Quarter	$15,179	$11,838	$11,747	$11,519	$11,477

[1] Comprised of other revolving credit, installment, and lease financing.

Bank of Hawai‘i Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2024	2024	2023	2024	2023
Balance at Beginning of Period	$152,148	$152,429	$150,579	$152,429	$151,247

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(875)	(360)	(203)	(1,235)	(464)
Consumer
Residential Mortgage	(48)	-	(6)	(48)	(6)
Home Equity	(202)	(35)	(5)	(237)	(55)
Automobile	(1,095)	(1,048)	(1,293)	(2,143)	(2,956)
Other [1]	(2,610)	(2,312)	(2,004)	(4,922)	(4,339)
Total Loans and Leases Charged-Off	(4,830)	(3,755)	(3,511)	(8,585)	(7,820)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	263	116	103	379	153
Consumer
Residential Mortgage	63	42	58	105	119
Home Equity	113	184	578	297	762
Automobile	481	526	777	1,007	1,449
Other [1]	517	606	618	1,123	1,292
Total Recoveries on Loans and Leases Previously Charged-Off	1,437	1,474	2,134	2,911	3,775
Net Charged-Off - Loans and Leases	(3,393)	(2,281)	(1,377)	(5,674)	(4,045)
Provision for Credit Losses:
Loans and Leases	3,206	3,542	3,167	6,748	4,973
Unfunded Commitments	(806)	(1,542)	(667)	(2,348)	(473)
Total Provision for Credit Losses	2,400	2,000	2,500	4,400	4,500
Balance at End of Period	$151,155	$152,148	$151,702	$151,155	$151,702

Components
Allowance for Credit Losses - Loans and Leases	$147,477	$147,664	$145,367	$147,477	$145,367
Reserve for Unfunded Commitments	3,678	4,484	6,335	3,678	6,335
Total Reserve for Credit Losses	$151,155	$152,148	$151,702	$151,155	$151,702

Average Loans and Leases Outstanding	$13,831,797	$13,868,800	$13,876,754	$13,850,299	$13,797,559

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.10%	0.07%	0.04%	0.08%	0.06%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [2]	1.07%	1.07%	1.04%	1.07%	1.04%

[1] Comprised of other revolving credit, installment, and lease financing.
[2] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended June 30, 2024
Net Interest Income (Loss)	$98,205	$50,885	$(34,244)	$114,846
Provision for Credit Losses	2,873	473	(946)	2,400
Net Interest Income (Loss) After Provision for Credit Losses	95,332	50,412	(33,298)	112,446
Noninterest Income	33,653	6,698	1,736	42,087
Noninterest Expense	(87,011)	(18,010)	(4,205)	(109,226)
Income (Loss) Before Income Taxes	41,974	39,100	(35,767)	45,307
Provision for Income Taxes	(10,685)	(9,887)	9,348	(11,224)
Net Income (Loss)	$31,289	$29,213	$(26,419)	$34,083
Total Assets as of June 30, 2024	$8,357,830	$5,835,399	$9,107,539	$23,300,768

Three Months June 30, 2023 [1]
Net Interest Income (Loss)	$98,114	$52,257	$(26,023)	$124,348
Provision for Credit Losses	1,392	(15)	1,123	2,500
Net Interest Income (Loss) After Provision for Credit Losses	96,722	52,272	(27,146)	121,848
Noninterest Income	31,944	7,939	3,372	43,255
Noninterest Expense	(81,192)	(19,302)	(3,542)	(104,036)
Income (Loss) Before Income Taxes	47,474	40,909	(27,316)	61,067
Provision for Income Taxes	(12,219)	(10,336)	7,549	(15,006)
Net Income (Loss)	$35,255	$30,573	$(19,767)	$46,061
Total Assets as of June 30, 2023	$8,715,172	$5,714,929	$10,517,835	$24,947,936

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Six Months Ended June 30, 2024
Net Interest Income (Loss)	$195,199	$102,378	$(68,793)	$228,784
Provision for Credit Losses	5,160	467	(1,227)	4,400
Net Interest Income (Loss) After Provision for Credit Losses	190,039	101,911	(67,566)	224,384
Noninterest Income	65,635	13,492	5,245	84,372
Noninterest Expense	(169,716)	(36,653)	(8,716)	(215,085)
Income (Loss) Before Income Taxes	85,958	78,750	(71,037)	93,671
Provision for Income Taxes	(21,865)	(19,895)	18,563	(23,197)
Net Income (Loss)	$64,093	$58,855	$(52,474)	$70,474
Total Assets as of June 30, 2024	$8,357,830	$5,835,399	$9,107,539	$23,300,768

Six Months Ended June 30, 2023 [1]
Net Interest Income (Loss)	$194,697	$107,798	$(42,192)	$260,303
Provision for Credit Losses	4,061	(16)	455	4,500
Net Interest Income (Loss) After Provision for Credit Losses	190,636	107,814	(42,647)	255,803
Noninterest Income	63,098	16,588	4,306	83,992
Noninterest Expense	(166,167)	(39,591)	(10,197)	(215,955)
Income (Loss) Before Income Taxes	87,567	84,811	(48,538)	123,840
Provision for Income Taxes	(22,493)	(20,822)	12,378	(30,937)
Net Income (Loss)	$65,074	$63,989	$(36,160)	$92,903
Total Assets as of June 30, 2023	$8,715,172	$5,714,929	$10,517,835	$24,947,936

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2024	2024	2023	2023	2023
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$163,208	$159,336	$158,324	$151,245	$144,541
Income on Investment Securities
Available-for-Sale	21,468	21,757	22,782	23,552	23,301
Held-to-Maturity	21,595	22,136	22,589	22,838	23,375
Deposits	25	30	23	18	18
Funds Sold	6,114	6,127	5,705	12,828	6,395
Other	1,120	970	924	1,464	2,121
Total Interest Income	213,530	210,356	210,347	211,945	199,751
Interest Expense
Deposits	91,542	89,056	87,121	72,153	53,779
Securities Sold Under Agreements to Repurchase	1,180	1,443	1,459	4,034	5,436
Funds Purchased	44	-	-	-	184
Short-Term Borrowings	-	-	-	-	2,510
Other Debt	5,918	5,919	5,982	14,821	13,494
Total Interest Expense	98,684	96,418	94,562	91,008	75,403
Net Interest Income	114,846	113,938	115,785	120,937	124,348
Provision for Credit Losses	2,400	2,000	2,500	2,000	2,500
Net Interest Income After Provision for Credit Losses	112,446	111,938	113,285	118,937	121,848
Noninterest Income
Trust and Asset Management	12,223	11,189	11,144	10,548	11,215
Mortgage Banking	1,028	951	1,016	1,059	1,176
Service Charges on Deposit Accounts	7,730	7,947	7,949	7,843	7,587
Fees, Exchange, and Other Service Charges	13,769	14,123	13,774	13,824	14,150
Investment Securities Losses, Net	(1,601)	(1,497)	(1,619)	(6,734)	(1,310)
Annuity and Insurance	1,583	1,046	1,271	1,156	1,038
Bank-Owned Life Insurance	3,396	3,356	3,176	2,749	2,876
Other	3,959	5,170	5,572	19,889	6,523
Total Noninterest Income	42,087	42,285	42,283	50,334	43,255
Noninterest Expense
Salaries and Benefits	57,033	58,215	53,991	58,825	56,175
Net Occupancy	10,559	10,456	9,734	10,327	9,991
Net Equipment	10,355	10,103	9,826	9,477	10,573
Data Processing	4,745	4,770	4,948	4,706	4,599
Professional Fees	4,929	4,677	5,079	3,846	4,651
FDIC Insurance	7,170	3,614	18,545	3,361	3,173
Other	14,435	14,024	13,839	15,059	14,874
Total Noninterest Expense	109,226	105,859	115,962	105,601	104,036
Income Before Provision for Income Taxes	45,307	48,364	39,606	63,670	61,067
Provision for Income Taxes	11,224	11,973	9,210	15,767	15,006
Net Income	$34,083	$36,391	$30,396	$47,903	$46,061
Preferred Stock Dividends	1,969	1,969	1,969	1,969	1,969
Net Income Available to Common Shareholders	$32,114	$34,422	$28,427	$45,934	$44,092

Basic Earnings Per Common Share	$0.81	$0.87	$0.72	$1.17	$1.12
Diluted Earnings Per Common Share	$0.81	$0.87	$0.72	$1.17	$1.12

Balance Sheet Totals
Loans and Leases	$13,831,266	$13,853,837	$13,965,026	$13,919,491	$13,914,889
Total Assets	23,300,768	23,420,860	23,733,296	23,549,785	24,947,936
Total Deposits	20,408,502	20,676,586	21,055,045	20,802,309	20,508,615
Total Shareholders' Equity	1,612,849	1,435,977	1,414,242	1,363,840	1,358,279

Performance Ratios
Return on Average Assets	0.59%	0.63%	0.51%	0.78%	0.77%
Return on Average Shareholders' Equity	9.53	10.34	8.86	13.92	13.55
Return on Average Common Equity	10.41	11.20	9.55	15.38	14.95
Efficiency Ratio [1]	69.60	67.76	73.36	61.66	62.07
Net Interest Margin [2]	2.15	2.11	2.13	2.13	2.22

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawai‘i Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Five Months Ended		Year Ended
(dollars in millions; jobs in thousands)	May 31, 2024		December 31, 2023		December 31, 2022
Hawaii Economic Trends
State General Fund Revenues [1]	$4,192.4	(0.3)%	$9,504.1	0.7%	$9,441.3	16.0%
General Excise and Use Tax Revenue [1]	1,912.5	(0.2)	4,474.1	4.9	4,263.4	18.3
Jobs [2]	649.5		655.2		653.3

				May 31,	December 31,
				2024	2023	2022
Unemployment, seasonally adjusted [2]
Statewide				3.0%	3.0%	3.2%
Honolulu County				2.9	2.6	3.1
Hawaii County				3.0	2.8	3.5
Maui County				3.6	6.2	3.5
Kauai County				2.9	2.5	3.1

			June 30,	December 31,
(1-year percentage change, except months of inventory)			2024	2023	2022	2021
Housing Trends (Single Family Oahu) [3]
Median Home Price			3.3%	(5.0)%	11.6%	19.3%
Home Sales Volume (units)			6.7%	(26.3)%	(23.2)%	17.9%
Months of Inventory			3.0	2.8	2.1	0.8

			Monthly Visitor Arrivals,		Percentage Change
(in thousands, except percent change)			Not Seasonally Adjusted		from Previous Year
Tourism [4]
May 31, 2024				757.8		(4.1)%
April 30, 2024				721.9		(10.5)
March 31, 2024				843.5		(5.5)
February 29, 2024				752.7		2.6
January 31, 2024				745.6		(3.8)
December 31, 2023				845.6		(1.5)
November 30, 2023				720.3		0.2
October 31, 2023				700.3		(3.7)
September 30, 2023				643.1		(7.1)
August 31, 2023				766.0		(7.7)
July 31, 2023				929.4		1.2
June 30, 2023				886.0		5.3
May 31, 2023				790.5		2.1
April 30, 2023				806.2		(0.4)
March 31, 2023				892.2		13.6
February 28, 2023				733.6		17.6
January 31, 2023				775.1		36.7
December 31, 2022				858.3		14.0
November 30, 2022				719.0		17.1
October 31, 2022				727.4		32.1
September 30, 2022				692.2		37.2
August 31, 2022				829.8		14.8
July 31, 2022				918.6		4.4
June 30, 2022				841.8		6.4
May 31, 2022				774.1		22.9

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: Honolulu Board of Realtors
[4] Source: Hawaii Tourism Authority